2022 Insights

Adapting to New Work Patterns, Practices & Platforms with eLearning

2022

The Future of Work



amesite

Key Insights



93%

of CIOs indicate they're already adopting or are soon planning to adopt SaaS solutions.

68%

of L&D professionals reported a significant rise in the level of urgency around launching learning programs.

80%

of employees expect to work from home at least three days per week.

22%

Increase in performance for remote employees.

Remote Work is Here to Stay

% of Employees Working Remote


100%
75%
50%
25%
0%
70%
40%
25%
Pre-Pandemic
During the Pandemic
End of 2021

Remote Work Has Been A Success


Unsuccessful
Mixed Results
6%
11%
83%
Successful
Employers
Unsuccessful
Mixed Results
6%
23%
71%
Successful
Employees

Clear Shift to Online,
Clear Benefits to Upskilling

Budget is Shifting from ILT to Online Learning


100%
75%
50%
25%
0%
38%
73%
57%
79%
Less Instructor Lead Training
More Online Learning

Companies that Invest in Upskilling Report:


100%
75%
50%
25%
0%
25%
37%
43%
94%
100%
More Profit
Greater Business Growth
Higher Workforce Productivity
Increase in Employee Retention
Return on Investment (ROI)

Meet Amesite

Amesite's cloud-based platform + content creation services provide **fully-managed, customized learning environments** for businesses and universities.

Amesite is unique in its focus on the **user experience** for learning: for instructors, administrators and learners.

FOREFRONT Global Technologies | POWERED BY amesite | STATEU


Good Morning, Lucas!
Model i Innovation Learning Professional Development
Syllabus
Tutorial
Grade Status
90%
To Do
UNGRADED
2
Assessments
REGRADE
3
Requests
EXTENSION
40
Requests


How might we upskill our sales team and reach goals faster?
Identify stretch goals
Upskill with online PD Courses
Knowledge sharing between teams & departments


Your Forecasted Grade
89%
Homework 2
80%
Homework 3
Homework 4
98%

Amesite Uses AI to Improve Learning

AI drives engagement with fresh, relevant content and analytics that give actionable insights.
Amesite's analytics architecture enables agile, continuous improvements.

Amesite Uses Best-in-Class Code and Architecture

Amesite's platform is built with tools that enable integration with thousands of APIs and offers reliable, out-of-the box auto scalability.

Amesite Technology Supports Simple, Scalable Designs Customers Love

If it's easy to code, it's hard to use. If it's easy to use, it's hard to code.
Our platform is easy to use because we support accessible design with a flexible, sophisticated codebase.

A host of self-paced, highly engaging, and intuitive courses can be ready for any organization in as little as 30 days.


WAYNE STATE
Good Morning, Lucas!

100%

Amesite's retention rate in the enterprise sector.

Competitive Landscape

Features	Blackboard	Canvas	Amesite
On-demand AI powered article feed with instructional video sharing	✗	✗	✓
Integrates out-of-the-box with leading whiteboarding platform for collaborative sessions, including small breakout groups	✗	✗	✓
Multi-view graphical gradebook	✗	✗	✓
Auto-graded assessment scores auto-released to learners	✗	✗	✓
Real-time, NLP Driven Feedback	✗	✗	✓
Social media sharing	✗	✗	✓
Do not share data to third parties or advertisers	✓	✓	✓
Scalable, cloud-based solution	✓	✓	✓
Native, email, and SMS notifications	✓	✓	✓

The Role of Universities





Key Insights

14%

loss of revenue across 2020 and 2021 for higher education institutions.

50%

drop in the "importance of college" among young adults since 2015.

89%

of CEOs do not have strong confidence in the work-readiness of graduates.

26%

of US college educated adults strongly agree their education is relevant to their work.

amesite

Universities Need Innovative Ways to Build Revenue


100
75
50
25
0
87%
64%
2019
2020
Believe Education Will Get Them a Good Job
100
75
50
25
0
77%
59%
2019
2020
Report Their Education Was Worth The Cost

4.5%
overall decrease in enrollment in Spring 2020

14%
Decline in revenue across 2020 and 2021

amesite

Changing Role of Universities in 2022


60%

of employees believe their skill sets will be out of date within 3-5 years.


79%

of CEOs are concerned about employees' lack of essential skills.

> Universities must become providers of educational services throughout the entire career cycle of people, not just before people join the labor market but during and even after.
>
> - **Julio Frenk**
> University of Miami President

Wayne State University

Forward thinking universities like **Wayne State University** have recognized the need to for micro-courses designed for their alumni and professionals and partnered with **Amesite Inc.** to win.

How is Amesite helping WSU win?

By delivering Ecosystems that Generate Revenue

- **Courses, programs and certificates** delivered on a fully-managed platform, enabling colleges to launch efficiently
- **AI-backed platform** matches content to courses — continuously
- Strategic consultation enables colleges to **create certifications that have impact**



By delivering Experiences that Build Loyalty and ARR

- Delivery of the programs needed — paying only as-you-go — **branded to universities, to meet their markets' needs**
- Access to content, instructors and **expert curation of content**
- **Best-in-class customer service** — enabling growth without expanding or taxing university infrastructure


Blockchain
83%
Electric Vehicles
64%
Course ends April 27
CONTINUE

Wayne State University's Warrior TechSource for the Enterprise Enables Professionals to Be Future-Ready

THE CHALLENGE

To help Wayne State University alumni and professionals execute on today's automotive technology and provide them with educational opportunities that allow upward movement in the transforming field of mobility.

THE ANSWER

Wayne State University partnered with Amesite to deliver Warrior TechSource, a holistic platform that provides fully online, on-demand courses with live instructors. The platform offers a superior way for WSU to upskill alumni and other professionals.

amesite

"Working with Amesite, we had nearly 100% retention in our programs. That's not an accident. Artificial intelligence is critical in creating engagement and is important for us not only to build programs, but to build programs that people complete. The feedback from our students and instructors has been overwhelmingly positive. In working with Amesite, we have access to the best technology with a partner that we trust. They customized to our needs and to our market. And helped us deliver in a way that supports the professionals who are transforming the field of digital mobility."

-Farshad Fotouhi,
Dean of Wayne State University
College of Engineering

amesite

Universities Build Impact & Reputation with Relevant Upskilling

100%

of the Top 50 Universities, including Princeton, Harvard, Columbia, MIT, and Yale, have professional programs

Alumni markets are

20X

the size of undergraduate markets

Meet the Needs of Large and Growing Markets

Gain expanded availability of professional non-credited courses for large, unaddressed markets of professionals.

Build Reputation & Impact in Cutting Edge Areas

Launch cutting-edge content, building relevance and reputation.

Launch with the Industry's Most Advanced EdTech

Leverage AI technology to deliver unparalleled engagement and scalability – without the need to increase staffing.

The Role of Businesses



Key Insights



87%

of executives report skill gaps in their current workforce.

94%

of employees would stay at a company longer if it invested in their career.

51%

of companies reported plans to implement an upskilling program this year.

80%

of manufacturers struggle to fill open positions due to the skills gap.

amesite

Solve the Skills Gap to Drive Revenue

Cost if One Data Scientist Left Your Company


$500,000
$400,000
$300,000
$200,000
$100,000
$0
$95K
$48K
$195K
$244K
$250K
$500K
Entry-Level
Mid-Level
Senior Executive
Data Scientist Salary
Cost Per Employee

Is Your Business Future Ready?


54%

of all employees will require significant upskilling by 2022.


87%

of executives report skill gaps in their current workforce.

amesite

How Businesses Can Win in 2022

Companies that Invest in Upskilling Report:


100%
75%
50%
25%
0%
25%
37%
43%
94%
100%
More Profit
Greater Business Growth
Higher Workforce Productivity
Increase in Employee Retention
Return on Investment (ROI)

Increase Your Median Revenue by Upskilling Your Workforce


$200,000
$150,000
$100,000
$50,000
$0
$83K
$169K
Non Upskilled Employee
Upskilled Employee

The Ford Motor Company

Ford partnered with Amesite to build and deliver an AI powered platform to a diverse, global cohort of full-time professionals.

How is Amesite helping Ford win?

By delivering a **fully-managed enterprise learning platform & customized courses**

By allowing managers to **identify trends and make informed decisions while upskilling their teams**

By e**ngaging their teams with social media inspired interface design and the latest content**


Customize
Dashboard
Overview
Articles
Trend
Customize


Monthly Report
Quarterly Report

EWIE Group of Companies

EGC partnered with **Amesite** to develop and implement an eLearning and eTraining platform for its employees across the globe.

How is Amesite helping EGC win?

By providing **program, process and technology learning and training**

By allowing managers to **assess program and process understanding of their team members**

By **integrating data from multiple platforms with AI, enabling EGC to harness the full potential of its human resources**

"Amesite is clearly the company of choice to integrate our platforms because of the quality and depth of their A.I driven technology. People are our greatest investment, and we are committed to making sure they are the best prepared in our industry."

-Jay Mullick,
President
EGC



The Role of Non Profits



Key Insights

35%
of museums' annual operating income was anticipated to be lost last year.

98%
of museums' top investment priorities include online platforms and digitalizing collections.

47%
of museums see a positive impact by leveraging technology.

$850K
of lost revenue for museums after the pandemic.

Non Profits Need Innovative Ways to Build Revenue

Barriers for Starting Digital Transformation


46%
Lack of in-house workforce availability
75%
Lack of in-house skills and knowledge

Museums are Prioritizing Digital Activities


71%
69%
56%
Publishing content onto platforms
Digitalizing collections
Archive exhibits for digital consumption

The Henry Ford Museum

The Henry Ford chose to partner with **Amesite**, so they could get a customized system that worked for their patrons, and their markets.

How is Amesite helping THF win?

By delivering Courses & Programs to Upskill Flexibly

- Access to **best-in-class content and instructors** — on demand
- **Continuously refreshed** employee learning programs
- Delivery of **job-specific certifications** for teams, quickly and efficiently


inhub
Weekly Logbook
inhub
Model i

By delivering Whole Enterprise Solutions that Meet L&D Needs

- Fully **branded-to-Customer, AI-backed platform**, complete with the exact learning products that businesses need
- **Full integration** of top tier tools, and **custom-built features**, delivered on-demand
- **Auto-scaling out-of-the-box** — no additional complexity for businesses


AI for Managers
82%
Course ends March 24
CONTINUE

The Henry Ford's inHub Advances Their Vision of Being a Global Force for Innovation, Invention and Entrepreneurship

THE CHALLENGE

To increase access to The Henry Ford's unparalleled collection of 26 MILLION primary and secondary source artifacts to provide insights into 300 years of American innovation, ingenuity and resourcefulness.

THE ANSWER

The Henry Ford partnered with Amesite to deliver inHub, a global resource and community for activating an innovative mindset. This specialized digital learning platform enables users to engage, interact and experience The Henry Ford's collections and its stories in a whole new way.

“Initial results indicate that inHub is an unparalleled educational tool. Amesite's technology has made our system scalable, flexible, and easy-to-use so that we can fully achieve our goals of teaching and inspiring that next generation of innovators and inventors.”

- **Patricia Mooradian,**
President and CEO,
The Henry Ford Museum

How to Make Digitalization Work for People: *The Role of L&D Professionals*



Communicate the Value of Online Learning to Your C-Suite

L&D professionals that are quick to receive buy in from decision makers and adapt, will become successful and increase value for their company.

- Identify your company's upskilling and reskilling needs.
- Define the impact and influence that L&D has in the organization.
- Demonstrate the value of learning to decision makers. Package the statistics and share them with your executive leadership to underscore the value learning has brought.

The continued rise of learning validates that:

1. Employees value learning now more than ever before.
2. They are building the learning habit to help them adapt and cope with change.
3. L&D is successfully meeting employee needs with learning content, exactly when they need it.


68%

of L&D professionals reported a significant rise in the level of urgency around launching learning programs.

83%

of L&D professionals say their executives support employee learning

But only

27%

of L&D professionals say their CEOs are active champions of learning

100%

Return on Investment when upskilling.

amesite

How Organizations Benefit from Upskilling

Companies that invest in upskilling see:

100%
Return on investment

43%
Higher workforce productivity

37%
Greater business growth

Drive Revenue & Profitability

Generate real ROI, retain employees, increase productivity, and increase revenue.

Leverage Powerful AI

Artificial Intelligence technology makes enterprise learning low cost and scalable, out of the box.

Upskill Quickly with Ease

Transform your entire organization effortlessly, launching within 24 hrs., without new support staff.

amesite

L&D Professionals: Dominate in Your Industry

Learn how to adapt to new work patterns, practices, and platforms with eLearning.


amesite
Insights for 2022
Adapting to New Work Patterns, Practices & Platforms with eLearning

Get the eBook!

lp.amesite.io/ld-ebook

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References

Amesite. Why Your Business Can't Afford Not to Upskill. https://amesite.com/blogs/why-your-business-cant-afford-not-to-upskill/. Accessed August 27, 2021.
Amesite. Is Remote Work Here to Stay? https://amesite.com/blogs/is-remote-work-here-to-stay/ Accessed Aug 27, 2021.
Amesite. Automotive CEOs: Drive Revenue by Leveling Up Your Workforces L&D. https://amesite.com/blogs/automotive-ceos-drive-revenue-by-leveling-up-your-workforces-ld/ Accessed Aug 27, 2021.
LinkedIn. 2021. https://learning.linkedin.com/content/dam/me/learning/en-us/pdfs/Project_L_D_Pioneers_Reports_UK_FA.pdf Accessed Aug 27, 2021.
LinkedIn. 2021. https://learning.linkedin.com/content/dam/me/business/en-us/amp/learning-solutions/images/wlr21/pdf/LinkedIn-Learning_Workplace -Learning-Report-2021-EN-1.pdf Accessed Aug 27, 2021.
LinkedIn. 2021. https://learning.linkedin.com/content/dam/me/learning/resources/pdfs/LinkedIn-Leading-with-Learning-Insights-and-Advice-Report_.pdf Accessed Aug 27, 2021.
Innovation in Higher Ed. Has Never Been More Important. https://amesite.com/blogs/innovation-in-higher-ed-has-never-been-more-important/. Accessed August 19, 2021.
Higher Education: Relevance Renaissance. https://amesite.com/blogs/higher-education-relevance-renaissance/. Accessed August 19, 2021.
Major Ed Tech Trends for 2021. https://amesite.com/blogs/major-ed-tech-trends-for-2021/. Accessed August 19, 2021.
How to Add Value to Your University. https://amesite.com/blogs/how-to-add-value-to-your-university/. Accessed August 19, 2021.
How to Cultivate Employee Loyalty and Performance. https://amesite.com/blogs/how-to-cultivate-employee-loyalty-and-performance/. Accessed August 19, 2021.
How to Build University Prestige with Professional Programs. https://amesite.com/blogs/how-to-build-university-prestige-with-professional-programs/. Accessed August 13, 2021.
University Presidents: You Can Spearhead Professional Learning that Drives Revenue. https://amesite.com/blogs/university-presidents-you-can-spearhead-professional-learning-that-drives-revenue/. Accessed August 13, 2021.
Wayne State University Case Study. https://lp.amesite.com/wsu-case-study. Accessed August 13, 2021.
Amesite Inc. Announces Partnership with Michigan State University https://ir.amesite.com/news-events/press-releases/detail/14/amesite-inc-announces-partnership-with-michigan-state. Accessed August 13, 2021.
5 Simple Steps to Deliver Online Learning for Your Company. https://amesite.com/blogs/5-simple-steps-to-deliver-online-learning-for-your-company/. Accessed August 11, 2021.
Why Your Business Can't Afford Not to Upskill. https://amesite.com/blogs/why-your-business-cant-afford-not-to-upskill/. Accessed August 11,2021.
Wayne State University Case Study. https://lp.amesite.com/wsu-case-study. Accessed August 11, 2021.
Do Your Most Valuable Employees Have The Resources They Need To Deliver. https://amesite.com/blogs/do-your-most-valuable-employees-have-the-resources-they-need-to-deliver/. Accessed August 11, 2021.
Upskilling Employees For The Future of Work. https://amesite.com/blogs/upskilling-employees-for-the-future-of-work/. Accessed August 11, 2021.
How To Cultivate Employee Loyalty and Performance. https://amesite.com/blogs/how-to-cultivate-employee-loyalty-and-performance/. Accessed August 11, 2021.
How To Compete For Your Alumni Upskilling Business. https://amesite.com/blogs/how-to-compete-for-your-alumni-upskilling-business/. Accessed August 11, 2021.
Are You Onboarding Or Are You Everboarding. https://amesite.com/blogs/are-you-onboarding-or-are-you-everboarding/. Accessed August 11, 2021.
Why Is Industry 4.0 Transformation Needed. https://amesite.com/blogs/why-is-industry-4-0-transformation-needed/. Accessed August 11,2021.
Short Termism Is Hurting Your Bottom Line. https://amesite.com/blogs/short-termism-is-hurting-your-bottom-line/. Accessed August 11,2021.
6 Myths To Debunk About Upskilling. https://amesite.com/blogs/6-myths-to-debunk-about-upskilling%e2%80%af/. Accessed August 11,2021.
Automotive CEOs: Drive Revenue by Leveling Up Your Workforce's Skills. https://amesite.com/blogs/automotive-ceos-drive-revenue-by-leveling-up-your-workforces-ld/. Accessed August 11,2021.
Major Ed Tech Trends for 2021. https://amesite.com/blogs/major-ed-tech-trends-for-2021/. Accessed August 11,2021.
Transformation of Manufacturing Industries. https://amesite.com/blogs/transformation-of-manufacturing-industries/. Accessed August 11,2021.
5-ways-museums-are-driving-revenue-through-digital-transformation/?_ga=2.39609697.378582003.1628187901-1656440441.1626101962 Accessed August 6, 2021.
Museum and Heritage Advisor. Nov. 18, 2015. New research shows more museums are using digitization for audience engagement. https://advisor.museumsandheritage.com/supplier-news/new-research-shows-more-museums-are-using-digitisation-for-audience-engagement/ Accessed August 6, 2021.
Art Council. 2019. Digital Culture 2019. https://www.artscouncil.org.uk/sites/default/files/download-file/DC2019-Museums-factsheet.pdf Accessed August 6, 2021.